ROBERTS REALTY INVESTORS, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2001
(UNAUDITED)

This unaudited pro forma condensed consolidated balance sheet is presented as if Roberts Realty had completed the sale of its Crestmark community on June 30, 2001. In management's opinion, all adjustments necessary to reflect the effect of this transaction have been made. This unaudited pro forma condensed consolidated balance sheet is not necessarily indicative of what the actual financial position would have been at June 30, 2001, nor does it purport to represent the future financial position of Roberts Realty.

(Dollars in Thousands)
-------------------------------------------------------------------------------------------------------------------
                                                                                Pro forma              The
                                                                               Adjustments           Company
                                                               (A)             for the Sale         Pro forma
                                                            Historical         of Crestmark        Consolidated
                                                           ------------       --------------      --------------
ASSETS

NET REAL ESTATE ASSETS                                    $     142,555     $     (19,668)  (B)    $       122,887

CASH AND CASH EQUIVALENTS                                           998             8,013   (C)              9,011

RESTRICTED CASH                                                     421              (115)  (D)                306

OTHER ASSETS - NET                                                1,321                 0                    1,321
                                                             ----------         ---------                ---------
                                                          $     145,295     $     (11,770)         $       133,525
                                                             ==========         =========                =========

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES:
    Mortgage notes payable                                $      73,733     $     (15,485)  (E)    $        58,248
    Construction note payable                                    23,163                 0                   23,163
    Line of credit                                                1,200                 0                    1,200
    Land note payable                                             3,000                 0                    3,000
    Swap contract payable                                         1,667                 0                    1,667
    Other liabilities                                             6,323              (415)  (F)              5,908
                                                             ----------       -----------               ----------
         Total liabilities                                      109,086           (15,900)                  93,186

MINORITY INTEREST                                                11,768             1,342   (G)             13,110

SHAREHOLDERS' EQUITY
    Common stock                                                     52                 0                       52
    Additional paid-in-capital                                   24,221            (1,342)  (G)             22,879
    Treasury stock                                               (2,764)                0                   (2,764)
    Unamortized deferred compensation                              (196)                0                     (196)
    Retained earnings                                             4,253             4,130   (H)              8,383
    Accumulated other comprehensive income                       (1,125)                0                   (1,125)
                                                             ----------      ------------               ----------
                                                                 24,441             2,788                   27,229

         Total shareholders' equity                       $     145,295     $     (11,770)         $       133,525
                                                             ==========      ============               ==========

Notes to pro forma condensed consolidated balance sheet (unaudited):

(A) Reflects the unaudited historical consolidated balance sheet of Roberts Realty as of June 30, 2001.

(B) Reflects a decrease for the net book value as of June 30, 2001 of Crestmark, which was sold on July 11, 2001.

(C) Reflects the net sales proceeds of $8,013,000 from the sale of Crestmark on July 11, 2001 (pro forma as of June 30, 2001).

(D) Reflects the decrease in restricted cash from security and pet deposits transferred to the buyer as a result of the sale of Crestmark.

(E) Reflects a decrease for the $15,485,000 mortgage note payable as of June 30, 2001 that was assumed by the buyer of Crestmark.

(F) Reflects the assumption by the buyer of security and pet deposits as a result of the sale of Crestmark and prorations related to the sale.

(G) Represents the adjustment necessary to reflect the 32.5% pro forma minority interest in the aggregate gain of $4,130,000 (proforma as of June 30, 2001) on the sale of Crestmark.

(H) Represents a gain of $4,130,000 (pro forma as of June 30, 2001) on the sale of Crestmark.

ROBERTS REALTY INVESTORS, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2001
(Unaudited)

The accompanying unaudited pro forma consolidated statement of operations is presented as if Roberts Realty had completed the sale of the Crestmark and Rosewood Plantation communities on January 1, 2001. In management's opinion, all adjustments necessary to reflect the effect of these transactions have been made. This unaudited pro forma consolidated statement of operations is not necessarily indicative of what the actual results of operations would have been for the six months ended June 30, 2001, nor does it purport to represent the results of operations for future periods.

(Dollars In Thousands, Except Per Share Amounts)
-----------------------------------------------------------------------------------------------------------------------
                                                                           (B)
                                                                        Pro forma             (C)
                                                                       Adjustments         Pro forma             The
                                                                      for sale of         Adjustments          Company
                                                     (A)                Rosewood          for sale of         Pro forma
                                                   Historical          Plantation          Crestmark        Consolidated
                                                   ----------          -----------        -----------      --------------
OPERATING REVENUES:
    Rental operations                            $      9,072        $           (6)    $      (1,665)     $        7,401
    Other operating income                                666                     0              (185)                481
                                                  -----------           -----------       -----------           ---------

        Total operating revenues                        9,738                    (6)           (1,850)              7,882
                                                  -----------           -----------       -----------           ---------

OPERATING EXPENSES:
    Personnel                                             928                   (10)             (179)                739
    Utilities                                             553                     0              (143)                410
    Repairs, maintenance and landscaping                  565                    (3)             (108)                454
    Real estate taxes                                     770                    (1)             (111)                658
    Marketing, insurance and other                        412                     0               (80)                332
    General and administrative expenses                   858                     0                 0                 858
    Depreciation of real estate assets                  2,666                     0              (497)              2,169
                                                  -----------           -----------       -----------           ---------

        Total operating expenses                        6,752                   (14)           (1,118)              5,620
                                                  -----------            ----------       -----------           ---------

INCOME FROM OPERATIONS                                  2,986                     8              (732)              2,262
                                                  -----------           -----------       -----------           ---------

OTHER INCOME (EXPENSES):
    Interest income                                       268                     0                (3)                265
    Interest expense                                   (2,601)                    6               511              (2,084)
    Loss on disposal of assets                            (30)                    0                18                 (12)
    Amortization of deferred financing costs              (86)                    0                12                 (74)
                                                  -----------           -----------       -----------           ---------

        Total other expense                            (2,449)                    6               538              (1,905)
                                                  -----------           -----------       -----------           ---------

INCOME (LOSS) BEFORE MINORITY INTEREST,
    GAINS ON SALE OF REAL ESTATE
    ASSET AND EXTRAORDINARY ITEMS                         537                    14              (194)                357

MINORITY INTEREST OF UNITHOLDERS
    IN THE OPERATING PARTNERSHIP                         (177)                   (5)               64                (118)
                                                  -----------           -----------       -----------           ---------

INCOME (LOSS) BEFORE GAIN ON SALE OF REAL
    ESTATE AND EXTRAORDINARY ITEM                         360                     9              (130)                239

GAIN ON SALE OF REAL ESTATE ASSET,
    net of minority interest of unitholders
    in the partnership                                  5,188                (5,188)                0                   0
                                                  -----------             ---------       -----------           ---------

INCOME (LOSS) BEFORE EXTRAORDINARY ITEM                 5,548                (5,179)             (130)                239

EXTRAORDINARY ITEM - loss on early
    extinguishment of debt, net of minority
    interest of unitholders in the operating
    partnership                                          (291)                   30                 0                (261)
                                                  -----------            ----------       -----------           ---------

NET INCOME (LOSS)                                $      5,257        $       (5,149)    $        (130)     $          (22)
                                                  ===========            ==========       ===========           =========



INCOME (LOSS) PER COMMON SHARE - BASIC AND DILUTED:

  Income (loss) before extraordinary item        $       1.14        $        (1.07)    $       (0.02)     $         0.05
  Extraordinary items                                   (0.06)                 0.01              0.00               (0.05)
                                                   ----------            ----------        ----------          ----------
  Net income (loss)                              $       1.08        $        (1.06)    $       (0.02)     $         0.00
                                                   ==========            ==========        ==========          ==========

  Weighted average common shares - basic            4,856,324             4,856,324         4,856,324           4,856,324

  Weighted average common shares - diluted          7,238,497             7,238,497         7,238,497           7,238,497


Notes to pro forma consolidated statement of operations (unaudited):

(A) Reflects the unaudited historical consolidated statement of operations of Roberts Realty for the six months ended June 30, 2001.

(B) Reflects the historical statement of operations for Rosewood Plantation for the period January 1, 2001 through January 4, 2001, the date the community was sold.

(C) Reflects the historical statement of operations for Crestmark for the six months ended June 30, 2001.

ROBERTS REALTY INVESTORS, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000
(Unaudited)

The accompanying unaudited pro forma consolidated statement of operations is presented as if Roberts Realty had completed the sale of its Ivey Brook, Rosewood and Crestmark communities on January 1, 2000. In management's opinion, all adjustments necessary to reflect the effect of these transactions have been made. This unaudited pro forma consolidated statement of operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2000, nor does it purport to represent the results of operations for future periods.

(Dollars in Thousands, Except for Share Amounts)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                   (C)
                                                                     (B)         Pro forma             (D)
                                                                  Pro forma     Adjustments         Pro forma             The
                                                                Adjustments      for sale of        Adjustments          Company
                                                      (A)        for sale of     Rosewood          for sale of         Pro forma
                                                   Historical    Ivey Brook      Plantation         Crestmark        Consolidated
                                                  -----------   ------------  --------------      -------------     --------------
OPERATING REVENUES:
    Rental operations                             $    18,768    $       (804)    $      (1,722)   $      (3,151)   $      13,091
    Other operating income                              1,410             (86)             (102)            (364)             858
                                                    ---------      ----------        ----------       ----------       ----------

        Total operating revenues                       20,178            (890)           (1,824)          (3,515)          13,949
                                                    ---------      ----------        ----------       ----------       ----------

OPERATING EXPENSES:
    Personnel                                           1,920             (98)             (178)            (365)           1,279
    Utilities                                           1,243             (67)              (84)            (289)             803
    Repairs, maintenance and landscaping                1,200             (55)              (87)            (214)             844
    Real estate taxes                                   1,561             (61)             (125)            (215)           1,160
    Marketing, insurance and other                        835             (37)              (62)            (153)             583
    General and administrative expenses                 2,197               0                 0                0            2,197
    Depreciation of real estate assets                  5,463            (209)             (362)            (993)           3,899
                                                    ---------      ----------        ----------       ----------       ----------

        Total operating expenses                       14,419            (527)             (898)          (2,229)          10,765
                                                    ---------      ----------        ----------       ----------       ----------

INCOME FROM OPERATIONS                                  5,759            (363)             (926)          (1,286)           3,184

OTHER INCOME (EXPENSES):
    Interest income                                       214              (2)               (4)              (9)             199
    Interest expense                                   (4,951)            213               525            1,031           (3,182)
    Loss on disposal of assets                            (83)             12                 1               15              (55)
    Amortization of deferred financing costs             (209)              7                12               23             (167)
                                                    ---------      ----------        ----------       ----------       ----------

        Total other expense                            (5,029)            230               534            1,060           (3,205)
                                                    ---------      ----------        ----------       ----------       ----------

INCOME (LOSS) BEFORE MINORITY INTEREST,
    GAINS ON  SALE OF REAL ESTATE
    ASSET AND EXTRAORDINARY ITEMS                         730            (133)             (392)            (226)             (21)

MINORITY INTEREST OF UNITHOLDERS
    IN THE OPERATING PARTNERSHIP                         (246)             45               132               76                7
                                                    ---------      ----------        ----------       ----------       ----------

INCOME (LOSS) BEFORE GAIN ON SALE OF
    REAL ESTATE AND EXTRAORDINARY
    ITEM                                                  484             (88)             (260)            (150)             (14)

GAIN ON SALE OF REAL ESTATE ASSET,
    net of  minority interest of unitholders
    in the partnership                                  2,416          (2,284)                0                0              132
                                                    ---------      ----------        ----------       ----------       ----------

INCOME (LOSS) BEFORE EXTRAORDINARY
    ITEM                                                2,900          (2,372)             (260)            (150)             118

EXTRAORDINARY ITEM - loss on early
    extinguishment of debt, net of minority
    interest of unitholders in the operating
    partnership                                           (68)             68                 0                0                0
                                                    ---------      ----------        ----------       ----------       ----------

NET INCOME (LOSS)                                 $     2,832    $     (2,304)    $        (260)   $        (150)   $         118
                                                    =========      ==========        ==========       ==========       ==========

                                       8



INCOME (LOSS) PER COMMON SHARE - BASIC AND DILUTED:


  Income (loss) before extraordinary item          $       0.59     $     (0.49)     $      (0.05)    $     (0.03)     $       0.02
  Extraordinary items                                     (0.01)           0.01              0.00            0.00              0.00
                                                     ----------       ---------        ----------       ---------        ----------
  Net income (loss)                                $       0.58     $     (0.48)     $      (0.05)    $     (0.03)     $       0.02
                                                     ==========       =========        ==========       =========        ==========


  Weighted average common shares - basic              4,881,601       4,881,601         4,881,601       4,881,601         4,881,601

  Weighted average common shares - diluted            7,367,068       7,367,068         7,367,068       7,367,068         7,367,068



Notes to pro forma consolidated statement of operations (unaudited):

(A) Reflects the historical consolidated statement of operations of Roberts Realty for the twelve months ended December 31, 2000.

(B) Reflects the historical statement of operations for Ivey Brook for the period January 1, 2000 through June 23, 2000, the date the community was sold.

(C) Reflects the historical statement of operations for Rosewood Plantation for the twelve months ended December 31, 2000.

(D) Reflects the historical statement of operations for Crestmark for the twelve months ended December 31, 2000.


                                       9